Exhibit 10

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.

Dated as of:  May 11, 2006

Citizens Bank of Massachusetts (successor
to State Street Bank and Trust Company),
   Individually and as Agent
28 State Street
Boston, Massachusetts  02109

KeyBank National Association
286 Water Street
Augusta, Maine 04332

Sovereign Bank (a federal savings bank)
75 State Street
Boston, Massachusetts  02109

Re:         Amendment No. 3 to Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (each a “Borrower” and collectively the “Borrowers”),

CITIZENS BANK OF MASSACHUSETTS, in its capacity as a Bank (“Citizens”), SOVEREIGN BANK, in its capacity as a Bank (“Sovereign”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”; and together with Citizens and Sovereign, the “Banks”), FLEET NATIONAL BANK, in its capacity as a Bank (“Fleet”) and CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks and Fleet (the “Agent”).

Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of May 11, 2006, the Agreement is amended as follows:

(a)                                  The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 3 to Amended and Restated Revolving Credit Agreement, the Citizens Allonge, the Key Allonge, the Sovereign Allonge and the Citizens SL Allonge.

(b)                                 The Borrowers having informed the Agent and the Banks that Moore-Langen Printing Company, Inc., an Indiana corporation, (“M-L”) and Federal Marketing Corp., a New Jersey corporation, (“FMC”) are each a Subsidiary, the term “Borrower” or “Borrowers” shall, wherever used in any of the Loan Documents, be deemed to also mean and include M-L and FMC. It is the express understanding and intention of the parties hereto that M-L and FMC shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if each were an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

(c)           Section 1.1.63 of the Agreement is amended to read in its entirety as follows:

“1.1.63  “Revolving Loan Maturity Date” means March 31, 2009.”

(d)           Section 1.1.64 of the Agreement is amended to read in its entirety as follows:

“1.1.64  “Revolving Loan Maximum Amount” means $60,000,000.”

(e)                                  Exhibits A-1 and A-2 to the Agreement are each amended: (i) by adding M-L and FMC as new signatories and Borrowers thereunder for all purposes thereof, (ii) by deleting the reference to “March 31, 2008” and inserting in place thereof the following:  “March 31, 2009”, and (iii) in the case of Exhibit A-1 only, by deleting each reference to “$15,000,000” or “FIFTEEN MILLION DOLLARS ($15,000,000)”, as the case may be, and inserting in place thereof the following:  “$20,000,000” or “TWENTY MILLION DOLLARS ($20,000,000)”, as the case may be.”

(f)                                    Exhibit F to the Agreement is amended by inserting the following with respect to M-L and FMC:

“Name	Place of Incorporation	Address	Jurisdictions
Moore-Langen Printing Company, Inc.	Indiana	200 Holman Street Terre Haute, IN 47802	Indiana

Federal Marketing Corp.	New Jersey	24 Park Way Upper Saddle River, NJ 07458	New Jersey”

ARTICLE II

AMENDMENT TO REVOLVING CREDIT NOTES

Effective as of May 11, 2006, the Revolving Credit Notes to Citizens, Key and Sovereign are each amended as set forth in the Allonges respectively attached hereto as Annexes 1-3. In addition, the Swing Line Note to Citizens is amended as set forth in the Allonge attached hereto as Annex 4.

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT NO. 3

This Amendment shall become and be effective as of the date hereof, but only if it shall have been signed by the Borrowers, the Agent and the Banks, and if the Allonges attached hereto as Annexes 1-4 shall have been signed by the Borrowers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent and warrant to you as follows:

(a)  Representations in Agreement. Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)  No defaults or Events of Default. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

(c)  Binding Effect of Documents. This Amendment and each Allonge in the form attached hereto has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION
LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING
COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title:Vice President and Treasurer

The foregoing Amendment is hereby accepted by the undersigned as of May 11, 2006.

The Banks:

CITIZENS BANK OF MASSACHUSETTS
By:	/s/ Michael D. Elwell
Name: Michael D. Elwell
Title: Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Mitchell B. Feldman
Name: Mitchell B. Feldman
Title: SVP

SOVEREIGN BANK (a federal savings bank)
By:	/s/ Penny Garver
Name: Penny Garver
Title: Senior Vice President

The Agent:

CITIZENS BANK OF MASSACHUSETTS
By:	/s/ Michael D. Elwell
Name: Michael D. Elwell
Title: Vice President

Annex 1

ALLONGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000.00                                                                       Dated as of:  May 11, 2006

This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (collectively, the “Borrowers”), to that certain Amended and Restated Revolving Credit Note dated March 31, 2003, in the face amount of $15,000,000 (as amended, the “Note”), executed and delivered by the Borrowers to Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company) (the “Bank”), pursuant to the terms of an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Bank, KeyBank National Association, Sovereign Bank and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), as Agent (as amended, the “Loan Agreement”).

Effective on the day and year first above written, Moore-Langen Printing Company, Inc. and Federal Marketing Corp. shall each be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2009.

Effective on the day and year first above written, each reference in the Note to “$15,000,000” or “FIFTEEN MILLION DOLLARS ($15,000,000)” shall be changed to “$20,000,000” or “TWENTY MILLION DOLLARS ($20,000,000)”, as applicable.

The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

A1-1

Executed as a sealed instrument as of the date first above written.

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title:Vice President and Treasurer

A1-2

Annex 2

ALLONGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000.00                                                                       Dated as of:  May 11, 2006

This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (collectively, the “Borrowers”), to that certain Amended and Restated Revolving Credit Note dated March 31, 2003, in the face amount of $15,000,000 (as amended, the “Note”), executed and delivered by the Borrowers to KeyBank National Association (the “Bank”) pursuant to the terms of an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Bank, Sovereign Bank and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), Individually and as Agent (as amended, the “Loan Agreement”).

Effective on the day and year first above written, Moore-Langen Printing Company, Inc. and Federal Marketing Corp. shall each be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2009.

Effective on the day and year first above written, each reference in the Note to “$15,000,000” or “FIFTEEN MILLION DOLLARS ($15,000,000)” shall be changed to “$20,000,000” or “TWENTY MILLION DOLLARS ($20,000,000)”, as applicable.

The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

A2-1

Executed as a sealed instrument as of the date first above written.

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title:Vice President and Treasurer

A2-2

Annex 3

ALLONGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000.00                                                                       Dated as of:  May 11, 2006

This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (collectively, the “Borrowers”), to that certain Amended and Restated Revolving Credit Note dated March 31, 2003, in the face amount of $15,000,000 (as amended, the “Note”), executed and delivered by the Borrowers to Sovereign Bank (the “Bank”) pursuant to the terms of an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Bank, KeyBank National Association and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), Individually and as Agent (as amended, the “Loan Agreement”).

Effective on the day and year first above written, Moore-Langen Printing Company, Inc. and Federal Marketing Corp. shall each be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2009.

Effective on the day and year first above written, each reference in the Note to “$15,000,000” or “FIFTEEN MILLION DOLLARS ($15,000,000)” shall be changed to “$20,000,000” or “TWENTY MILLION DOLLARS ($20,000,000)”, as applicable.

The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

A3-1

Executed as a sealed instrument as of the date first above written.

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION
LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING
COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ LEE COCHRANE
Name: Lee Cochrane
Title: Vice President and Treasurer

A3-2

Annex 4

ALLONGE TO SWING LINE NOTE

$15,000,000.00	Dated as of: May 11, 2006

This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (collectively, the “Borrowers”), to that certain Swing Line Note dated March 31, 2003, in the face amount of $15,000,000 (as amended, the “Note”), executed and delivered by the Borrowers to Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company) (the “Bank”), pursuant to the terms of an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Bank, KeyBank National Association, Sovereign Bank and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), as Agent (as amended, the “Loan Agreement”).

Effective on the day and year first above written, Moore-Langen Printing Company, Inc. and Federal Marketing Corp. shall each be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2009.

The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

A4-1

Executed as a sealed instrument as of the date first above written.

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION,  INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ LEE COCHRANE
Name: Lee Cochrane
Title: Vice President and Treasurer

A4-2